Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350
EX-32.1

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-KSB (the “Report”) of Moventis Capital, Inc. (the “Company”) for the period ended June 30, 2006, Blake Ponuick, the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2006	/s/ BLAKE PONUICK
Blake Ponuick,
Chief Executive Officer and President